UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 18, 2020
GALAXY GAMING, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-30653	20-8143439
(Commission File Number)	(I.R.S. Employer Identification No.)

6480 Cameron Street, Suite 350
Las Vegas, Nevada 89118
(Address of principal executive offices)

(702) 939-3254
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock	GLXZ	OTCQB marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	Dismissal of Independent Registered Public Accounting Firm

On November 18, 2020, the Board of Directors of Galaxy Gaming, Inc. (the “Company”) approved the dismissal of BDO USA, LLP (“BDO”) as its registered public accounting firm for and with respect to the fiscal year ending December 31, 2020.

BDO was appointed as the independent registered public accounting firm on July 27, 2020 and has not completed an audit of the financial statements for any period.

During the period from July 27 through November 18, 2020, there were (i) no disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and BDO on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements in connection with its reports for such periods and (ii) no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided to BDO a copy of this Current Report on From 8-K prior to the Company’s filing of it with the Securities and Exchange Commission (the “SEC”) and requested that BDO furnish the Company with a letter addressed to the SEC stating whether BDO agrees with the above statements and, if not, stating the respects in which it does not agree.  A copy of the letter from BDO is filed as Exhibit 16.1 hereto.

(b)	Newly Engaged Independent Registered Public Accounting Firm

On November 18, 2020, the Company engaged Moss Adams LLP (“Moss Adams”) as its new independent registered public accounting firm for and with respect to the fiscal year ending December 31, 2020.  The engagement of Moss Adams was approved by the Company’s Board of Directors on November 18, 2020.

During the period from July 27 through November 18, 2020, neither the Company nor anyone acting on its behalf consulted with Moss Adams regarding (i) the application of accounting principles to a specified transaction, either contemplated or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions, or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

d) Exhibits

Exhibit Number	Description of Exhibit

16.1	Letter of concurrence from BDO dated November 18, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 19, 2020

GALAXY GAMING, INC.

By:	/s/ Harry C. Hagerty
Harry C. Hagerty
Chief Financial Officer